Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Brian M. Hall, CFO
Phone: (574) 535-1125
E Mail: LCII@lci1.com

LIPPERT COMPONENTS SUBSIDIARY COMPLETES ACQUISITION OF
RANCH HAND

Elkhart, Indiana – April 19, 2021 - LCI Industries (NYSE: LCII), which, through its wholly-owned subsidiary, Lippert Components, Inc. ("LippertTM"), supplies a broad array of highly engineered components for the leading original equipment manufacturers ("OEMs") in the recreation and transportation product markets, and the related aftermarkets of those industries, today announced the acquisition of Kaspar Ranch Hand Equipment, LLC (“Ranch Hand®”), a South Texas based manufacturer of custom bumpers, grill guards, and steps for the automotive aftermarket. Prior to the sale, Ranch Hand was a subsidiary of the Kaspar Companies, a fifth-generation family-owned company headquartered in Shiner, Texas since 1898.

Founded in 1986, Ranch Hand pioneered the heavy-duty truck accessory market by being one of the first manufacturers that designed and engineered custom equipment specifically matched to the owners’ vehicles. “Protected from the unpredictable” is a motto that represents Ranch Hand’s products that not only enhance the look of the vehicle but also serve as highly engineered steel barriers that help protect that vehicle’s passengers in a head-on accident. Ranch Hand’s full line of custom fit bumpers and accessories accommodate OEM sensors without compromising the truck’s safety features, making it as functional at work as it is on the road.

“The CURT Group acquisition in 2019 began our official entry into the automotive accessory aftermarket, and with the Ranch Hand acquisition, we are further supporting our dedication to becoming a large player in this space,” said Jamie Schnur, Group President of Lippert’s Aftermarket business. “Ranch Hand’s brand presence in the space is well-respected. Its front bumpers are viewed by consumers as a premium accessory, in large part due to the added level of safety for the truck owner.”

Rock Lambert, President of CURT, commented. “We are extremely pleased to add Ranch Hand to our portfolio of premium brands. Ranch Hand is synonymous with front-end protection and has enjoyed a leadership position in the automotive accessory aftermarket industry for years. We believe that our design, manufacturing, and distribution expertise will help the brand to continue to expand its reach and pursue long-term success. We are very excited to add the Ranch Hand team to our existing group of outstanding team members.”

“We have worked hard to grow the Ranch Hand brand over the last 20 years and are glad that it is in the hands of a company with the success record of Lippert,” said Jason Kaspar, Chief Executive Officer of the Kaspar Companies. Continued Kaspar, “Ranch Hand products, as well as its culture, fits very nicely into Lippert’s portfolio of automotive products. The two companies' core values are very much in sync, where their team members feel supported and are treated like family. In the end this was very important to us as we made this decision. We thank all the Ranch Hand team members for their hard work and dedication and rest assured they are in good hands with the family at Lippert.”

About LCI Industries

LCI Industries, through its wholly-owned subsidiary, Lippert, supplies, domestically and internationally, a broad array of highly engineered components for the leading OEMs in the recreation and transportation product markets, consisting primarily of recreational vehicles and adjacent industries, including buses; trailers used to haul boats, livestock, equipment, and other cargo; trucks; boats; trains; manufactured homes; and modular housing. The Company also supplies engineered components to the related aftermarkets of these industries, primarily by selling to retail dealers, wholesale distributors, and service centers. Lippert's products include steel chassis and related components; axles and suspension solutions; slide-out mechanisms and solutions; thermoformed bath, kitchen, and other products; vinyl, aluminum, and frameless windows; manual, electric, and hydraulic stabilizer and leveling systems; entry, luggage, patio, and ramp doors; furniture and mattresses; electric and manual entry steps; awnings and awning accessories; towing products; truck accessories; electronic components; and other accessories. Additional information about Lippert and its products can be found at www.lci1.com.

Forward-Looking Statements

This press release contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's common stock, the impact of legal proceedings, and other matters. Statements in this press release that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this press release are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this press release, the impacts of COVID-19, or other future pandemics, on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, and in the Company's subsequent filings with the Securities and Exchange Commission. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

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